Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Significant Accounting Policies
2.	SIGNIFICANT ACCOUNTING POLICIES:

Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is our best estimate of the amount of probable credit losses in our existing accounts receivable. We do not have any off-balance sheet credit exposure related to our customers.

Historically, we have not had significant write-offs related to our accounts receivable. Our bad debt reserve totaled $5,149 at both December 31, 2010 and 2009 and activity related to the bad debt reserve was immaterial in 2010 and 2009. We did not have any bad debt expense in 2010 or 2009.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined in a manner which approximates the first-in, first out (FIFO) method. Cost includes materials, labor and manufacturing overhead related to the purchase and production of inventories. Any write-down of inventory to the lower of cost or market at the close of a fiscal period creates a new cost basis that subsequently would not be marked up based on changes in underlying facts and circumstances.

Inventories consisted of the following:

	December 31,
	2010	2009
Raw materials and components	$348,683	$496,208
Work in process	74,385	132,537
Finished goods	203,390	238,931

	$626,458	$867,676

We evaluate the realizability of inventory values based on a combination of factors, including the following: historical and forecasted sales and usage rates, anticipated technology improvements and product upgrades, as well as other factors. All inventories are reviewed quarterly to determine if inventory carrying costs exceed market selling prices and if certain components have become obsolete. If our review indicates a reduction in utility below carrying value, we reduce inventory to a new cost basis. If circumstances related to our inventories change, our estimates of the realizability of inventory values could materially change.

Property and Equipment

Property and equipment are stated at cost. Expenditures for repairs and maintenance are expensed as incurred. We do not accrue for planned major maintenance expenditures. Expenditures that increase useful life or value are capitalized. For financial statement purposes, depreciation expense on property and equipment is computed on the straight-line method using the following lives:

Furniture and Fixtures	5 years
Machinery and Equipment	7 years
Computer Equipment	3 years
Production Molds	5 years

Leasehold improvements are amortized on the straight-line method over the shorter of the remaining term of the related lease or the estimated useful lives of the assets.

Other Assets

Other assets primarily includes costs incurred in the patent application process. Identifiable intangible assets with definite useful lives are amortized over the estimated useful life. We amortize our patent costs on a straight-line basis over the expected life of the patent, not to exceed the statutory life of 17 or 20 years. Our patents are evaluated for impairment as discussed below in "Accounting for Long-Lived Assets."

Accounting for Long-Lived Assets

Our long-lived assets include property, plant and equipment and patents. We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset might not be recoverable, utilizing an undiscounted cash flow analysis. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is only recognized to the extent the carrying amount exceeds the fair value of the asset. No impairment charges related to our long-lived assets were recorded during 2010 or 2009.

Fair Value of Financial Assets and Liabilities

We estimate the fair value of our monetary assets and liabilities, including, but not limited to, accounts receivable, accounts payable and debt, based upon comparison of such assets and liabilities to the current market values for instruments of a similar nature and degree of risk. We estimate that the recorded value of all our monetary assets and liabilities approximates fair value as of December 31, 2010 and 2009. See also Note 3.

Fair Value of Derivative Liabilities

We recorded derivative liabilities in connection with our convertible debt and equity financing agreements entered into in 2006. Derivative liabilities were presented at fair value each reporting period and changes in fair value were recorded in earnings. The fair value of derivative liabilities was determined using the Black-Scholes valuation model as described in Note 3. As of December 31, 2010, we did not have any derivative liabilities on our balance sheet.

Revenue Recognition

Product Sales and Concentrations

We record revenue from sales of our products upon delivery, which is when title and risk of loss have passed to the customer, the price is fixed or determinable and collectibility is assured.

Product sales to customers accounting for 10% or more of our product sales were as follows:

	Year Ended December 31,
	2010	2009
Merial	46%	26%
Serono	21%	29%
Ferring	20%	20%

At December 31, 2010 and 2009, accounts receivable from Merial accounted for approximately 70% and 60%, respectively, of our gross accounts receivable. Two additional customers accounted for a total of 25% of our gross accounts receivable as of December 31, 2010. Three additional customers accounted for a total of 37% of our gross accounts receivable as of December 31, 2009.

License and Development Fees

Product development revenue is recognized, to the extent of cash received, on a percentage-of-completion basis as qualifying expenditures are incurred. Licensing revenues, if separable, are recognized over the term of the license agreement. Revenue arrangements with multiple elements are required to be broken out as separate units of accounting based on their relative fair values. Revenue for a separate unit of accounting should be recognized only if the amount due can be reliably measured and the earnings process is substantially complete. Any units that cannot be separated must be accounted for as a combined unit.

Effective January 1, 2011, we adopted the guidance in Accounting Standards Update ("ASU") 2010-17, "Revenue Recognition – Milestone Method," which provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. Research or development arrangements frequently include payment provisions whereby a portion or all of the consideration is contingent upon milestone events such as successful completion of phases in a drug study or achieving a specific result from the research or development efforts. We recognize these milestone payments as revenue in their entirety upon achieving the related milestone.

Should agreements be terminated prior to completion, or should we change our estimates of percentage of completion, we could have unanticipated fluctuations in our revenue on a quarterly basis. Amounts received prior to meeting recognition criteria are recorded on our balance sheet as deferred revenue and are recognized according to the terms of the associated agreements. At December 31, 2010, deferred revenue totaled approximately $1.3 million and included amounts received from Merial.

Licensing and Development Agreements

During 2010 and 2009, we had licensing and/or development agreements, which often included commercial product supply provisions, with Merial and Vical. A detailed summary of the Merial agreement follows:

Merial In August 2002, we entered into an exclusive license and supply agreement with Merial, the world's leading animal health company, for delivery of Merial's veterinary pharmaceuticals and vaccines utilizing a veterinary-focused needle-free injector system for production animals, which is currently in development. The agreement had an original term of five years and was extended in August 2007 through December 2009 and has not been renewed. Commercialization was achieved in February 2007.

In March 2004, we signed a second license and supply agreement with Merial. Under terms of this agreement, we provided Merial with an exclusive license for use of a modified version of our Vitajet® needle-free injector system for use in veterinary clinics to administer vaccines for the companion animal market. The agreement has a five-year term with a three-year automatic renewal. This product was commercialized in 2005.

The March 2004 agreement may be terminated by Merial for any reason and all of the agreements may be terminated by either party for failure to meet contractual obligations or for bankruptcy.

In May 2006, we signed an additional agreement with Merial to deliver a modified Vitajet® 3 for delivery of one of their proprietary vaccines for use in the companion animal market. This agreement was terminated upon entering into the June 2008 agreement discussed below.

In June 2008, we signed a new long-term exclusive license, development and supply agreement with Merial for a next generation companion animal device, which allows for the delivery of injectables. The agreement included a non-refundable, up-front license payment of $1.4 million. During 2010 and 2009, we recognized deferred revenue of $174,000 and $319,000, respectively. Deferred revenue at December 31, 2010 was $1.3 million, which will be recognized over the remaining 8 year term of the agreement. The agreement also includes development milestones with associated payments, provisions for capital equipment and a supply agreement extending up to 10 years. In December 2010, this agreement was modified to enhance the supply chain management process through 2011. In both 2010 and 2009, we received development milestone payments totaling $0.1 million. We also had product sales to Merial totaling $2.4 million and $1.6 million, respectively, in 2010 and 2009. In December 2010, we modified the agreement to enhance the supply chain management process and cash flow through 2011.

We are also entitled to receive royalty payments on Merial's vaccine sales under the 2004 agreement, if and when they occur, which utilize the needle-free injector systems. Any additional indications or drugs will have separately negotiated terms. At December 31, 2010 and 2009, total deferred revenue related to Merial was $1.3 million and $1.4 million respectively.

Supply Agreements

In addition to the agreements described above, we currently have supply agreements with Ferring Pharmaceuticals Inc. and Serono.

Serono In October 2007, we entered into a three-year, non-exclusive supply agreement with Serono for the delivery of the cool.click™ and Serojet™ spring-powered needle-free device for use with its recombinant human growth hormone drugs. At December 31, 2010 and 2009, deferred revenue related to Serono was $0 and $0.1 million, respectively. We recognized revenue related to this and previous agreements with Serono totaling $1.1 million and $1.8 million in 2010 and 2009, respectively. In the first quarter of 2011, Serono extended the agreement with a one-time fixed extension of the agreement until December 31, 2011.

Ferring Pharmaceuticals Inc. We had a 30-month agreement with Ferring for Vial Adapters for use with one of its drugs, which was extended in January 2007 by Ferring for two consecutive 12-month periods. In January 2009, we extended our agreement with Ferring for an additional three years with two, one-year options. Revenue recognized pursuant to this agreement and other product sales totaled $1.0 million and $1.2 million in 2010 and 2009, respectively.

Other Revenue Recognition Policies

We provide volume discounts to our customers, which are recorded as a reduction to revenue upon the sale of the related products.

Our return policy allows for unopened merchandise to be returned within 60 days of purchase for a 20% restocking fee. Returns have historically been immaterial and we do not maintain a reserve for returns. Returns are recorded as a reduction to revenue upon receipt, and the 20% restocking fee is recorded as revenue at the same time.

We recognize revenue related to products being developed pursuant to license and development agreements upon customer acceptance.

Research and Development

Expenditures for research and development are charged to expense as incurred.

Income Taxes

Deferred tax assets and liabilities are recognized for the future consequences of differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases (temporary differences). Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are recovered or settled. Valuation allowances for deferred tax assets are established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2010 and 2009, our deferred tax assets had a 100% valuation allowance.

We recognize benefits related to uncertain tax return positions in the financial statements if they are "more-likely-than-not" to be sustained by the taxing authority. We treat interest and penalties accrued on unrecognized tax benefits as tax expense within our financial statements.

Product Warranty

We have a one-year warranty policy for defective products with options to purchase extended warranties for additional years for our B2000 and Bioject® ZetaJet™ product lines and an 18-month warranty policy for the cool.click™ and SeroJet™. We review our accrued warranty on a quarterly basis utilizing recent return rates and sales levels. The estimated warranty is recorded as a reduction of product sales and is reflected on the accompanying consolidated balance sheet in other accrued liabilities. Our warranty accrual totaled $5,000 at both December 31, 2010 and 2009. We have not experienced significant warranty activity at any time in the past and we do not expect significant warranty activity in the future.

Taxes Assessed by a Governmental Authority

We account for all taxes assessed by a governmental authority that are directly imposed on a revenue-producing transaction (i.e., sales, use, value added) on a net (excluded from revenues) basis.

Shipping and Handling Costs

Shipping and handling costs are included as a component of manufacturing costs.

Segment Reporting and Enterprise-Wide Disclosures

We operated in one segment during 2010 and 2009.

Revenue by product line was as follows:

	Year Ended December 31,
	2010	2009
Biojector® 2000 (or CO2 powered)	$672,518	$1,490,471
Spring Powered	3,446,704	3,305,119
Vial Adapters	1,026,914	1,297,329

	5,146,136	6,092,919
License and Technology Fees	431,305	599,072

	$5,577,441	$6,691,991

Geographic revenues, based on the location of the customers, were as follows:

	Year Ended December 31,
	2010	2009
United States	$4,382,178	$4,846,250
All other	1,195,263	1,845,741

All of our long-lived assets are located in the United States.

Comprehensive Income Reporting

Comprehensive loss did not differ from currently reported net loss in the periods presented.

Net Loss Per Share

Basic loss per common share is computed using the weighted average number of shares of common stock outstanding for the period. Diluted loss per common share is computed using the weighted average number of shares of common stock and dilutive common equivalent shares outstanding during the year. Common equivalent shares from stock options and other common stock equivalents are excluded from the computation when their effect is antidilutive.

We were in a loss position for both periods presented and, accordingly, there is no difference between basic loss per share and diluted loss per share since the common stock equivalents and the effect of convertible preferred stock and convertible debt under the "if-converted" method would be antidilutive.

Potentially dilutive securities that were not included in the diluted net loss per share calculations because they would be antidilutive were as follows:

	Year Ended December 31,
	2010	2009
Stock options, restricted stock units and warrants	4,131,069	2,933,211
Convertible preferred stock	15,471,626	15,471,549
Series E Payment-in-kind dividends	550,516	550,516
Series F Payment-in-kind dividends	133,263	128,624
Series G Payment-in-kind dividends	751,814	24,615
$1.25 million convertible debt	—	166,667

Total	21,038,288	19,275,182

Stock-Based Compensation

Stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense, using the straight-line method, over the employee's requisite service period (generally the vesting period of the equity award).

See Note 12 for additional information regarding stock-based compensation and our stock-based incentive plans.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the carrying amount of property and equipment, valuation allowances for receivables, inventory and deferred income taxes, the valuation of stock-based compensation and derivative liabilities and revenue recognition. Actual results could differ from those estimates.